                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 25, 1996
                                                       ------------------

                           Post Apartment Homes, L.P.
                           --------------------------
             (Exact name of registrant as specified in its charter)

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
                Georgia                            0-28226                             58-2053632
- ------------------------------------       ---------------------------           ---------------------------
    (State or other jurisdiction                  (Commission                          (IRS Employer
          of incorporation)                       File Number)                       Identification No.)


         3350 Cumberland Circle, Atlanta, Georgia                                     30339
- ------------------------------------------------------------------------------------------------------------
            (Address of principal executive offices)                                (Zip Code)
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Registrant's telephone number, including area code  (770) 850-4400
                                                   ---------------


                      This document consists of ____ pages

                        The Exhibit Index is at page 4.


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Item 5.  Other Events

         Post Apartment Homes, L.P. (the "Registrant") is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-3555).


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

Item 7.  Financial Statements and Exhibits.
         (c)     Exhibits.

                 1(a)  -      Purchase Agreement between the Registrant and the
                              Underwriters named therein dated as of September
                              25, 1996

                 1(b)  -      Purchase Agreement between Post Properties, Inc.
                              and the Underwriter named therein dated as of September 26, 1996

                 4(a)  -      Indenture between the Registrant and SunTrust
                              Bank, Atlanta, as Trustee dated as of September
                              25, 1996

                 4(b)  -      Form of Note for series of 7 1/2% Notes due 2006

                 4(c)  -      Form of Note for series of 7 1/4% Notes due 2003

                 4(d)  -      Form of Amendment to Articles of Incorporation
                              designating the 8 1/2% Series A Cumulative
                              Redeemable Preferred Shares

                 4(e)  -      Form of Certificate for the 8 1/2% Series A
                              Cumulative Redeemable Preferred Shares

                 5     -      Opinion of King & Spalding regarding legality of
                              2006 Notes and 2003 Notes and validity of 8 1/2%
                              Series A Cumulative Redeemable Preferred Shares

                 12    -      Computation of Ratios of Earnings to Fixed
                              Charges
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     POST APARTMENT HOMES, L.P.
                                     (Registrant)


                                     By:   POST PROPERTIES, INC.,
                                           as general partner


Date: September 27, 1996                   By: John A.  Williams
                                              --------------------------
                                               John A. Williams
                                               Chairman of the Board,
                                               Chief Executive Officer
                                               and Director





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                                 EXHIBIT INDEX


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

 Exhibit Number and Description                                                       Page
 ------------------------------                                                       ----
 1(a) -      Purchase Agreement between the Registrant and the Underwriters named therein

 1(b) - Purchase Agreement between Post Properties, Inc. and the Underwriter named therein

 4(a) -      Indenture between the Registrant and SunTrust Bank, Atlanta, as
             Trustee

 4(b) -      Form of Note for series of 7 1/2% Notes due 2006

 4(c) -      Form of Note for series of 7 1/4% Notes due 2003

 4(d) - Form of Amendment to Articles of Incorporation designating the 8 1/2% Series A Cumulative Redeemable Preferred Shares
 4(e) - Form of Certificate for the 8 1/2% Series A Cumulative Redeemable Preferred Shares

 5    -      Opinion of King & Spalding regarding legality of 2006 Notes and
             2003 Notes and validity of 8 1/2% Series A Cumulative Redeemable
             Preferred Shares

 12   -      Computation of Ratios of Earnings to Fixed Charges
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